UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016

WRIGHT MEDICAL GROUP N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands		None
(Address of principal executive offices)		(Zip Code)

(+ 31) 20 521-4777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At an Annual General Meeting of Shareholders (the “Annual General Meeting”) of Wright Medical Group N.V. (“Wright”) held on June 28, 2016, Wright’s shareholders, upon recommendation of the Board of Directors of Wright, approved the Wright Medical Group N.V. Amended and Restated Employee Stock Purchase Plan (the “Amended and Restated ESPP”). The Amended and Restated ESPP incorporates several amendments to the prior Tornier N.V. 2010 Employee Stock Purchase Plan, including, among others:

•	an increase in the number of Wright ordinary shares available for issuance and sale under the plan from 333,333 to 550,000 shares;

•	a new “look-back” provision to determine the per share purchase price based on 85% of the closing sale price of Wright ordinary shares on the first or last trading day of the offering period, whichever is lower;

•	a new limit of 100,000 shares on the aggregate number of Wright ordinary shares that may be sold to all participants during any one offering period;

•	an increase in the per participant share limit from 833 to 1,000 Wright ordinary shares per offering period;

•	an increase in the contribution limit from 10% to 20% of a participant’s eligible compensation (subject to the statutory U.S. dollar limit and per participant share limit);

•	the inclusion of additional types of compensation eligible to be directed toward share purchases;

•	the elimination of a participant’s ability to increase or decrease his or her contribution rate during an offering period;

•	the elimination of mandatory holding periods; and

•	a new mandatory jurisdiction provision which requires that all plan issues be resolved under the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware in the United States of America.

A copy of the Amended and Restated ESPP is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The above description of the Amended and Restated ESPP is not intended to be complete and is qualified in its entirety by the specific language in the Amended and Restated ESPP. A detailed summary of the Amended and Restated ESPP can be found in the definitive proxy statement for the Annual General Meeting filed by Wright with the Securities and Exchange Commission (the “SEC”) on May 16, 2016.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 28, 2016, Wright held an Annual General Meeting of Shareholders. At the Annual General Meeting, Wright’s shareholders considered ten voting proposals, each of which is described in more detail in Wright’s definitive proxy statement for the Annual General Meeting filed by Wright with the SEC on May 16, 2016.

The final results of the shareholder voting on each voting proposal brought before the Annual General Meeting were as follows:

	For	Against	Abstain	Broker Non-Votes

Voting proposal no. 1—Appointment of one executive director and eight non-executive directors, each to serve for a term of one year

Appointment of Robert J. Palmisano as executive director	83,318,715	324,004	81,469	7,416,053

Appointment of David D. Stevens as non-executive director	83,374,093	271,705	78,390	7,416,053

Appointment of Gary D. Blackford as non-executive director	83,379,220	266,532	78,436	7,416,053

Appointment of Sean D. Carney as non-executive director	67,837,076	15,783,450	103,662	7,416,053

Appointment of John L. Miclot as non-executive director	68,150,197	15,470,224	103,767	7,416,053

Appointment of Kevin C. O’Boyle as non-executive director	83,088,104	557,698	78,386	7,416,053

Appointment of Amy S. Paul as non-executive director	83,377,568	268,234	78,386	7,416,053

Appointment of Richard F. Wallman as non-executive director	78,096,129	5,549,519	78,540	7,416,053

Appointment of Elizabeth H. Weatherman as non-executive director	68,153,698	15,467,864	102,626	7,416,053

Voting proposal no. 2—Ratification of the appointment of KPMG LLP as Wright’s independent registered public accounting firm for the fiscal year ending December 25, 2016	90,812,898	255,289	72,054	0

Voting proposal no. 3—Appointment of KPMG N.V. as the auditor for Wright’s Dutch statutory annual accounts for the fiscal year ending December 25, 2016	90,797,532	270,654	72,055	0

Voting proposal no. 4—Adoption of Wright’s statutory annual accounts for the fiscal year ended December 27, 2015	90,701,217	261,604	177,420	0

Voting proposal no. 5—Release of the members of Wright’s board of directors from liability with respect to the exercise of their duties during the fiscal year ended December 27, 2015	90,241,800	603,145	295,296	0

	For	Against	Abstain	Broker Non-Votes

Voting proposal no. 6—Extension of the authority of Wright’s board of directors to repurchase up to 10% of Wright’s issued share capital (including depositary receipts issued for shares) until December 28, 2017 on the open market, through privately negotiated transactions or in one or more self-tender offers for a price per share (or depositary receipt) not less than the nominal value of a share and not higher than 110% of the market price of a share (or depositary receipt) at the time of the transaction	83,491,058	209,058	24,072	7,416,053

Voting proposal no. 7—Renewal of the authorization of Wright’s board of directors to issue ordinary shares or grant rights to subscribe for ordinary shares up to Wright’s maximum authorized share capital at the time of the issue until June 28, 2021	39,381,440	44,319,056	23,692	7,416,053

Voting proposal no. 8—Renewal of the authorization of Wright’s board of directors to resolve to exclude or restrict Wright’s shareholders’ pre-emptive rights under Dutch law with respect to the ordinary shares and rights to subscribe therefor that the board of directors may issue or grant pursuant to the authority in voting proposal no. 7 above until June 28, 2021	39,039,229	44,665,827	19,132	7,416,053

Voting proposal no. 9—Approval of the Wright Medical Group N.V. Amended and Restated Employee Stock Purchase Plan	83,143,723	565,296	15,169	7,416,053

Voting proposal no. 10—Amendment of Wright’s articles of association to provide that Wright’s fiscal year runs from the first Monday after the last Sunday of December of a year and ends on the last Sunday of December of the following year	90,815,923	239,225	85,093	0

With respect to voting proposal no. 1, Robert J. Palmisano was appointed an executive director and each of David D. Stevens, Gary D. Blackford, Sean D. Carney, John L. Miclot, Kevin C. O’Boyle, Amy S. Paul, Richard F. Wallman and Elizabeth H. Weatherman was appointed a non-executive director by Wright’s shareholders by the required vote, in each case to serve for a term ending at Wright’s 2017 Annual General Meeting of Shareholders.

Each of voting proposal nos. 2, 3, 4, 5, 6, 9 and 10 was approved by Wright’s shareholders by the required vote, and each of voting proposal nos. 7 and 8 was not approved by Wright’s shareholders by the required vote.

Item 8.01	Other Events.

As described under Item 5.07 above, at the Annual General Meeting, Wright’s shareholders approved an amendment to Wright’s articles of association to clarify that Wright’s fiscal year runs from the first Monday after the last Sunday of December of a year and ends on the last Sunday of December of the following year. A copy of the deed of amendment to Wright’s articles of association incorporating this amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the full articles of association incorporating this amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Deed of Amendment to Articles of Association of Wright Medical Group N.V. (filed herewith)

3.2	Articles of Association of Wright Medical Group N.V. (filed herewith)

10.1	Wright Medical Group N.V. Amended and Restated Employee Stock Purchase Plan (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2016	WRIGHT MEDICAL GROUP N.V.

	By:	/s/ James A. Lightman
	Name:	James A. Lightman
	Title:	Senior Vice President, General Counsel and Secretary

WRIGHT MEDICAL GROUP N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

3.1	Deed of Amendment to Articles of Association of Wright Medical Group N.V.	Filed herewith

3.2	Articles of Association of Wright Medical Group N.V.	Filed herewith

10.1	Wright Medical Group N.V. Amended and Restated Employee Stock Purchase Plan	Filed herewith